UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
    5)   Total fee paid:


--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:


--------------------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
    3)   Filing Party:


--------------------------------------------------------------------------------
    4)   Date Filed:


--------------------------------------------------------------------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                             1 FLOWERFIELD, SUITE 24
                           SAINT JAMES, NEW YORK 11780

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 7, 2006

TO THE SHAREHOLDERS OF GYRODYNE COMPANY OF AMERICA, INC.:

NOTICE IS HEREBY GIVEN, pursuant to the by-laws, that the Annual Meeting of Shareholders (the "Annual Meeting") of Gyrodyne Company of America, Inc. (the "Company") will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on Thursday, December 7, 2006 at 11:00 a.m., Eastern Time.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. To elect three (3) directors to a three-year term of office, or until their successors shall be duly elected and qualified;

     2. To ratify the engagement of Holtz Rubenstein Reminick LLP, independent accountants, as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2007;

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only shareholders of record at the close of business on October 30, 2006 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2006 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration Form.

To obtain an admittance card for the Annual Meeting, please complete the enclosed Attendance Registration Form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration Form they forwarded to you. If you do not receive an Attendance Registration Form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership, to the undersigned. For your convenience, we recommend that you bring your admittance card to the

Annual Meeting so you can avoid registration and proceed directly to the Annual Meeting. However, if you do not have an admittance card by the time of the Annual Meeting, please bring proof of share ownership to the registration area where our staff will assist you.


                                        By Order of the Board of Directors,

                                        /s/ Peter Pitsiokos

                                        Peter Pitsiokos
                                        Corporate Secretary

November 9, 2006

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 7, 2006

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Gyrodyne Company of America, Inc. ("Gyrodyne" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, December 7, 2006 at 11:00 a.m., Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780 and at any and all adjournments thereof.


                          VOTING SECURITIES AND PROXIES

The Board has fixed the close of business on October 30, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a quorum that record holders of a majority of the shares outstanding and entitled to vote as of the Record Date be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock, the Company's only authorized class of stock, outstanding on the Record Date was 1,237,219. This Proxy Statement and the enclosed proxy card were mailed starting on or about November 9, 2006.

At the Annual Meeting, shareholders will consider and vote upon the following matters: (i) the election of three (3) directors to a three-year term of office and (ii) the ratification of the engagement of independent accountants for the Company for the fiscal year ending April 30, 2007.

Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director, and "FOR" the ratification of the engagement of independent accountants. Directors shall be elected by a plurality of the votes cast. The proposal to ratify the appointment of independent accountants will be decided by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without compensation (other than their regular compensation), solicit proxies telephonically, electronically or by other means of communication. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of doing so. In addition, Mackenzie Partners Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $7,500 plus out-of-pocket expenses.

Any shareholder executing the enclosed proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
                             IN THIS PROXY STATEMENT

     This Proxy Statement and the documents incorporated by reference into this Proxy Statement contain forward-looking statements about Gyrodyne within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements containing the words "believes," "anticipates," "estimates," "expects," "intends," "plans," "seeks," "will," "may," "should," "would," "projects," "predicts," "continues" and similar expressions or the negative of these terms constitute forward-looking statements that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and they are included in this Statement for the purpose of invoking these safe harbor provisions. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause Gyrodyne's actual results to differ materially from those anticipated events, such as the effect of economic and business conditions, risks inherent in the Long Island, New York and Palm Beach County, Florida real estate markets, the ability to obtain additional capital to develop the Company's existing real estate and other risks detailed from time to time in the Company's SEC reports. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

         DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     The By-Laws of the Company provide that there shall be not less than three
(3), nor more than nineteen (19), directors. On October 18, 2006, the Board of Directors of the Company expanded the size of the Board from seven (7) to eight
(8) directors and elected Nader G.M. Salour as the eighth director with a term expiring at the Annual Meeting. The Board is divided into three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. At the Annual Meeting, three (3) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has been qualified. The Board of Directors of the Company has nominated Paul L. Lamb, Richard B. Smith and Nader G.M. Salour to three (3) year terms, upon the recommendation of our Nominating Committee. All three nominees are members of the present Board of Directors of the Company, with terms expiring at the Annual Meeting. Each properly executed proxy received will be voted in accordance with the instruction given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the foregoing three (3) nominees as directors to serve three-year terms or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board.

Information concerning the nominees and continuing directors of the Company, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations for at least the last five years, is as follows.

Nominees for Election at the Annual Meeting
-------------------------------------------

                                                                                         Director      Term
     Name                Business Experience and Current Directorships           Age      Since      Expiring
     ----                ---------------------------------------------           ---      -----      --------
Paul L. Lamb             Chairman of the Board of Directors of the Company        61       1997        2006
                         from March 1999 to present; Partner, Lamb &
                         Barnosky, LLP since 1984.

Richard B. Smith         Vice President, Commercial Banking Division, First       52       2002        2006
                         National Bank of Long Island, February 2006 to
                         present; Banking Consultant, March 2005 to
                         February 2006; Senior Vice President for Private
                         Banking, Suffolk County National Bank, May 2000 to
                         February 2005; District Manager for Private
                         Banking, Key Bank, January 1989 to May 2000; Mayor
                         of the Incorporated Village of Nissequogue, New
                         York; Trustee of Smithtown Historical Society;
                         Trustee of St. Catherine's Medical Center.

                                                                                         Director      Term
     Name                Business Experience and Current Directorships           Age      Since      Expiring
     ----                ---------------------------------------------           ---      -----      --------
Nader G.M. Salour        Principal, Cypress Realty of Florida, September          48       2006        2006
                         2000 to present; President, Abacoa Development
                         Company, June 1996 to June 2006; Director, Abacoa
                         Partnership for Community, December 1997 to
                         present.


Incumbent Directors - Terms Expiring 2007
-----------------------------------------

                                                                                         Director      Term
     Name                Business Experience and Current Directorships           Age      Since      Expiring
     ----                ---------------------------------------------           ---      -----      --------
Ronald J. Macklin        Assistant General Counsel, Keyspan Corporate             44       2003        2007
                         Services, a wholly-owned subsidiary of Keyspan
                         Corporation, October 2003 to present; various
                         positions within the Office of General Counsel of
                         Keyspan Corporate Services, 1991 to October 2003.

Stephen V. Maroney       President, CEO and Treasurer of the Company, March       64       1996        2007
                         14, 1999 to present; Director of real estate
                         development for the Company, June 1996 to March
                         1999; former President of Extebank, a Long Island
                         based commercial bank.

                                                                                         Director      Term
     Name                Business Experience and Current Directorships           Age      Since      Expiring
     ----                ---------------------------------------------           ---      -----      --------
Philip F. Palmedo        Chairman of the Board, International Resources           72       1996        2007
                         Group, 1978 to present; Director, EHR Investments,
                         2001 to present; President, Palmedo Associates,
                         1980 to present; Director, Stony Brook Foundation,
                         1990 until 2005.


Incumbent Directors - Terms Expiring 2008
-----------------------------------------

                                                                                         Director      Term
     Name                Business Experience and Current Directorships           Age      Since      Expiring
     ----                ---------------------------------------------           ---      -----      --------
Robert H. Beyer          Management and Sales Consultant for more than the        73       1977        2008
                         past five years; Naval Air Systems Command
                         Engineer prior to retirement in 1998; Captain,
                         United States Naval Reserves, prior to retirement
                         in 1993; Technical Representative for the
                         Company's former helicopter subsidiary until 1973.

Elliot H. Levine         Senior member, Levine & Seltzer LLP, from January        53       2004        2008
                         1992 to present.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS ITEM 1 ON
                            THE ENCLOSED PROXY CARD.

           -----------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table contains common stock ownership information for persons known by the Company to own beneficially 5% or more of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of October 30, 2006. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from information otherwise provided to the Company. In this Proxy Statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

                                           Type of      Number of     Percent of
        Name and Address                  Ownership   Shares Owned      Class
        ----------------                  ---------   ------------      -----
Bulldog Investors/Goldstein/Dakos        Beneficial     217,581 (1)     17.59%
60 Heritage Drive
Pleasantville, NY 10570

Bruce Sherman                            Beneficial     110,837          8.96%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

Gerard Scollan                           Beneficial     101,776 (2)      8.23%
80 Browns River Road
Sayville, NY 11782

(1) Based upon Amendment No. 5 to Schedule 13D jointly filed with the Securities and Exchange Commission on November 7, 2006 by Bulldog Investors, Phillip Goldstein and Andrew Dakos. On March 29, 2006, Bulldog Investors, Phillip Goldstein and Andrew Dakos jointly filed Amendment No. 4 to their Schedule 13D stating that they beneficially own an aggregate of 206,964 shares of Gyrodyne stock, that Mr. Goldstein is deemed to be the beneficial owner of 172,314 shares, has sole investment power over 77,210 shares, sole voting power over 41,060 shares and shared voting power over 1,600 shares, that Mr. Dakos is deemed to be the beneficial owner of 129,754 shares, has sole investment power over 34,650 shares and sole voting power over 129,754 shares, and that Mr. Goldstein and Mr. Dakos jointly share investment power over 95,104 shares.

(2) Includes 99,241 shares of Company Stock held by Lovin Oven Catering of Suffolk, Inc, of which Mr. Scollan is the majority shareholder.

Security Ownership of Directors and Executive Officers

     The following table sets forth as of October 30, 2006 the outstanding voting securities beneficially owned by the directors and executive officers individually and the number of shares owned by directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

       Name, Positions with the            Amount and Nature of        Percentage of
         Company and Address               Beneficial Ownership (1)  Common Stock Owned
         -------------------               --------------------      ------------------
Stephen V. Maroney, President, CEO,              92,894 (2)                7.21%
Treasurer and Director
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Peter Pitsiokos, Chief Operating Officer,        29,205 (3)                2.36%
Chief Compliance Officer and Secretary
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Robert H. Beyer, Director                        14,211 (4)                1.15%
10505 Indigo Lane
Fairfax, Virginia 22032

Paul L. Lamb, Chairman of the Board of           23,164 (5)                1.87%
Directors
c/o Lamb & Barnosky, LLP
534 Broadhollow Road
Melville, NY 11747

Elliot H. Levine, Director                           0                       *
c/o Levine & Seltzer, LLP
150 East 52nd Street
New York, NY 10022

Ronald J. Macklin, Director                         200                      *
c/o Keyspan Corporate Services
175 E. Old Country Road
Hicksville, NY 11801

Philip F. Palmedo, Director                      12,749 (6)                1.03%
4 Piper Lane
St. James, NY 11780

Richard B. Smith, Director                         1,000                     *
111 Boney Lane
Nissequogue, NY 11780

Nader G.M. Salour                                    0                       *
c/o Cypress Realty of Florida, LLC
1200 University Boulevard
Suite 210
Jupiter, FL 33458

All Directors and Executive Officers as a         173,423               13.71% (7)
Group (Nine (9) Persons)

* Less than one percent of the total shares of outstanding stock.

(1)  For a definition of "beneficial ownership" see "Principal Shareholders."

(2) Includes 51,605 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of October 30, 2006.

(3) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest.

(4) Does not include his wife's ownership of 1,801 shares in which he denies any beneficial interest. Includes 1,375 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of October 30, 2006.

(5) Includes 13,747 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust and 300 shares held by the Paul L. Lamb, P.C. Defined Benefit Plan. Mr. Lamb is a Trustee of the Profit Sharing Trust and the Defined Benefit Plan. Mr. Lamb is a partner in Lamb & Barnosky, LLP. Includes 1,375 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of October 30, 2006.

(6) Does not include his wife's ownership of 4,125 shares in which he denies any beneficial interest. Includes 1,375 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of October 30, 2006.

(7) The percent of class is calculated on the basis of the number of shares outstanding, which is 1,237,219 as of October 30, 2006 plus, for each person or group, any shares that person or group has the right to acquire within 60 days of October 30, 2006 pursuant to options, warrants, conversion privileges or other rights.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Director Compensation

     Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $12,000.00, $1,000.00 for each director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. Beginning in Fiscal Year 2005, the Company began paying an additional fee of $2,000.00 per month to the Chairman of the Board of Directors. There were no other arrangements pursuant to which any director was compensated during Fiscal Year 2006 for any service provided as a director.

Non-Employee Directors Stock Option Plan

     The Company adopted a non-qualified stock option plan for all non-employee directors of the Company in October 1996. The plan expired in September 2000. Each non-employee director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally, each non-employee director was granted 1,250 options on each January 1, 1997 through 2000, respectively. These additional options were exercisable in full on the first anniversary date subsequent to the date of each grant. The options expire between November 2005 and January 2007.

                    BOARD MEETINGS, COMMITTEES AND ATTENDANCE

Attendance

     There were 12 regular and special meetings of the Board of Directors during Fiscal Year 2006. Each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of each committee of the Board on which such director served during Fiscal Year 2006.

Independence

     The majority of the members of the Board of Directors are independent directors as defined by the listing requirements of the NASDAQ Stock Market.

Committees

     The Board of Directors of the Company has established the following committees:

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and its current members are Messrs. Smith (Chairman), Levine and Macklin. The Audit Committee meets with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services to be provided by the independent public accountants and evaluates the possible effect the performance of such services will have on the accountants' independence. The Company has adopted a written charter for the Audit Committee, a copy of which was attached as an exhibit to the Company's Proxy Statement in connection with its 2004 Annual Meeting. All of the members of the Audit Committee are independent directors as defined by the listing requirements of the NASDAQ Stock Market. The Audit Committee met four (4) times during Fiscal Year 2006. All members of the Audit Committee are "financially literate" and have been determined to be "independent" within the meaning of SEC regulations and NASDAQ rules. The Board has determined that at least one member, Mr. Levine, a certified public accountant, qualifies as an "audit committee financial expert" as a result of relevant experience as a partner in the accounting firm of Levine & Seltzer, LLP, over ten years of accounting experience as a partner and director of taxes at Leslie Sufrin & Co. P.C. and several other years of experience in the field of public accounting.

     The Executive Compensation Committee consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met three (3) times in Fiscal Year 2006 and its members currently are Mr. Levine (Chairman), Mr. Palmedo and Mr. Macklin. No member of the Committee is or was formerly an officer or employee of the Company or any of its subsidiaries.

     The Nominating Committee consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the Proxy Statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company's website, www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of the NASDAQ Stock Market. The Nominating Committee will accept for consideration shareholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company's headquarters and must be received no later than the deadline for submissions of shareholders' proposals in order to be considered for the next annual election of directors. The Nominating Committee believes that having directors with relevant experience in business and industry (in particular, the real estate industry), government, education and other areas is beneficial and the Committee seeks to monitor the skills and experience of the Company's directors. All identified candidates, including shareholder-proposed candidates, are evaluated by the Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time-to-time. The Company typically engages the services of third parties to perform background examinations of potential nominees, for which the Company pays a fee, in order to assist the Nominating Committee in its evaluation. The Committee met once during Fiscal Year 2006 and its members currently are Mr. Beyer (Chairman), Mr. Palmedo and Mr. Smith.

     The Stock Option Committee consists entirely of non-employee directors not eligible to participate in the Company's 1993 Stock Incentive Plan or other stock option plans for the benefit of Company employees. The primary functions of the Stock Option Committee include the review and administration of employee stock option plans for the benefit of officers and key employees. It also recommends to the Board stock options and awards. The Stock Option Committee consists of Mr. Palmedo (Chairman), Mr. Levine and Mr. Macklin. The Committee did not meet in Fiscal Year 2006.

Communication with the Board of Directors

     The Board does not currently provide a process for shareholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, email or in person. Shareholders also have meaningful access to the Board through the shareholder proposal process, which is described below.

Board Attendance Policy

     The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     This Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Report by reference in such other filings. Pursuant to rules of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

(i) We have reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2006.

(ii) We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees, as may be modified or supplemented.

(iii) We have received from the Company's independent accountants the written disclosures and the letter regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and we have discussed with the independent accountant their independence with respect to the Company.

(iv) Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the most recent fiscal year for filing with the SEC.

(v) All of the members of the Company's Audit Committee qualify as being independent as defined in the applicable listing standards issued by the NASD.

(vi)   The Board of Directors has adopted a written charter for the Audit
       Committee.

                       Members of the Committee
                       ------------------------

                       Richard B. Smith (Chairman)
                       Elliot H. Levine
                       Ronald J. Macklin

       EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS

     Peter Pitsiokos, age 47, has served as Executive Vice President and Secretary for more than the past five years, as Chief Operating Officer and Chief Compliance Officer since 2004 and as General Counsel from November 1992 until 2004. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven.

     Frank D'Alessandro, age 60, joined the Company in March 1997 as its Controller. Prior to joining the Company, he was Controller of Cornucopia Pet Foods Inc., a distributor of all natural pet foods. Previous to that he spent many years in various financial positions. Mr. D'Alessandro holds an MBA degree in Finance as well as a BBA in Accounting, both from Hofstra University.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation during the fiscal years ended April 30, 2006, April 30, 2005 and April 30, 2004 awarded to, earned by or paid to Stephen V. Maroney, the Company's President and Chief Executive Officer, and Peter Pitsiokos, the Company's Chief Operating Officer, Chief Compliance Officer and Secretary. No other executive officer's total annual salary and bonus for fiscal year end April 30, 2006 exceeded $100,000.

                                                     SUMMARY COMPENSATION TABLE

                                                                                        Long Term Compensation
                                                                               ---------------------------------------
                                              Annual Compensation                        Awards               Payouts
                                     ---------------------------------------------------------------------------------
         (a)                 (b)        (c)         (d)            (e)              (f)            (g)          (h)          (i)

                                                                  Other         Restricted     Securities
                                                                  Annual           Stock       Underlying      LTIP       All Other
 Name and Principal                   Salary       Bonus       Compensation       Award(s)      Options/      Payouts   Compensation
      Position              Year        ($)         ($)           ($)(A)             ($)         SARs(#)        ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
Stephen V. Maroney          2006      213,207      11,000        41,685(B)            0               0          0            0
President and CEO
                            2005      209,500           0        29,688(B)            0               0          0            0

                            2004      209,500           0        49,628(B)            0          17,500          0            0
------------------------------------------------------------------------------------------------------------------------------------

Peter Pitsiokos             2006      155,370       8,290                0            0               0          0            0
COO, CCO and Secretary
                            2005      152,500      10,000                0            0               0          0            0

                            2004      152,500           0        70,188(C)            0          13,500          0            0

(A) The Company has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of salary and bonus reported above for each of the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(B) In Fiscal Year 2006 and in Fiscal Year 2005, Mr. Maroney exercised 1,375 director options and received an equal number of shares with a value of $41,685 and $29,688, respectively. In Fiscal Year 2004, Mr. Maroney exercised 4,125 director options and received an equal number of shares with a value of $49,628.

(C) In Fiscal Year 2004, Mr. Pitsiokos exercised 6,600 options with SAR's and received 2,922 shares with a value of $70,188.

     During Fiscal Year 2006, there were no options/SAR grants issued to any directors or officers.

Employment Contracts

     Effective January 23, 2003, the Company entered into an amended and restated employment agreement with Stephen V. Maroney as President, Chief Executive Officer, and Treasurer and Peter Pitsiokos as Executive Vice President, Secretary, and General Counsel. Their annual salaries are currently at $220,000 and $160,790, respectively. The terms of the agreements were extended from one to three years, contain evergreen provisions, and provide for a severance payment equivalent to three years salary in the event of a change in control. Both agreements were attached as Exhibit 10, Material Contracts, in the 10-QSB dated January 31, 2003.


1993 Stock Incentive Plan

     The shareholders in 1993 adopted a stock incentive plan (the "Plan"), which expired in October 2003, under which participants may be granted Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") or Stock Grants. The purpose of the Plan was to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants became exercisable at various intervals based upon vesting schedules as determined by the Executive Compensation Committee. The options expire between April 2007 and May 2008. There are no remaining shares or rights available for issuance under this plan. No options or SARs were issued during the last fiscal year.

     The ISOs were granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options were authorized and approved by the Board of Directors, based on recommendations of the Compensation Committee. ISOs were granted along with Stock Appreciation Rights, which permitted the holder to tender the option to the Company in exchange for stock, at no cost to the optionee, that represented the difference between the option price and the fair market value on date of exercise. NQSOs were issued with Limited Stock Appreciation Rights, which were exercisable, for cash, in the event of a change of control. In addition, an incentive kicker was provided for Stock Grants, ISOs and NQSOs, which increased the number of grants or options based on the market price of the shares at exercise versus the option price.

                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                    AND FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------

          (a)                   (b)               (c)                (d)                 (e)

                                                                  Number of
                                                                 Securities           Value of
                                                                 Underlying          Unexercised
                                                                 Unexercised        In-the-Money
                                                               Options/SARs at     Options/SARs at
                                                             April 30, 2006 (#)  April 30, 2006 ($)

                         Shares Acquired                        Exercisable/        Exercisable/
        Name               on Exercise      Value Realized     Unexercisable       Unexercisable
--------------------------------------------------------------------------------------------------
Stephen V. Maroney           12,925            $385,586           51,605/0         $1,608,608/$0
President and CEO

Incentive Compensation Plan

     The Company has an incentive compensation plan, which was established in 1999 and amended in 2004, for all full-time employees and members of the Board in order to promote shareholder value. The benefits of the incentive compensation plan are realized only upon a change in control of the Company. Change in control is defined as the accumulation by any person, entity or group of 30% or more of the combined voting power of the Company's voting stock or the occurrence of certain other specified events. In the event of a change in control, the Company's plan provides for a cash payment equal to the difference between the plan's "establishment date" price of $15.39 per share and the per share price of the Common Stock on the closing date, equivalent to 100,000 shares of Common Stock, such number of shares and "establishment date" price per share subject to adjustments to reflect changes in capitalization. The payment amount would be distributed to eligible participants based upon their respective weighted percentages (ranging from 0.5% to 18.5%).

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company's Board of Directors consists of directors Elliot Levine (Chairman), Ronald Macklin and Philip Palmedo. No member of the Committee is or was formerly an officer or employee of the Company or any of its subsidiaries. No member of the Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

Report of the Compensation Committee

     The Compensation Committee of the Company's Board of Directors consists of directors Elliot Levine (Chairman), Ronald Macklin and Philip Palmedo, all of whom the Board has determined are independent pursuant to NASDAQ rules. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

     The Compensation Committee oversees and administers the Company's executive compensation programs and is therefore responsible for establishing guidelines and approving all compensation paid to executive officers. The Company's compensation policies for executives are intended to further the interests of the Company and its shareholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary for the development and growth of the Company.

     The Company's executive compensation program consists of two principal elements: a base salary and the potential to earn a performance-based annual bonus. In the past, a third component included a stock option plan that expired in October 2003. The program is designed to motivate and retain key executives to manage the business affairs of the Company in the best long term interests of the Company and its shareholders.

     The Committee recognizes that a variety of events and circumstances might influence an individual's performance or that of the Company itself. As a result, the Committee carefully considers all relevant events and circumstances in making its compensation decisions in order to ensure that the appropriate relationship exists between executive compensation and corporate performance.

     The Committee also negotiates the terms of all employment contracts with executive officers which include compensation arrangements designed to reward management for achieving certain performance goals and which are revisited on an as needed basis.

     In setting and adjusting base salary levels for each individual executive, the Compensation Committee considers factors such as the executive's scope of responsibility, the executive's performance, the performance of the Company, future potential, and benchmarks of comparable positions at other companies. In making salary decisions, the Compensation Committee exercises its best judgment using no specific weights for the previously discussed factors.

     The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash to reward efforts undertaken by its key executive officers that are extraordinary in nature.

     In order to evaluate the appropriate levels of compensation for the Company's executive officers, the Committee reviews a number of factors, including performance and progress towards achieving established goals. The Committee also takes into consideration other contributing factors to the officers overall compensation which may include past performance, anticipated contributions to future success, additional responsibilities, and vulnerability to recruitment by other companies.

     As of January 1, 2006, the Board approved, based primarily upon the recommendation of the Compensation Committee, base salary for the Company's two executive officers, Stephen Maroney and Peter Pitsiokos, in the amount of $220,000 and $160,262, respectively, and cash bonuses of $11,000 and $8,290 for Mr. Maroney and Mr. Pitsiokos, respectively, which were paid on or prior to February 15, 2006.

                                        Members of the Compensation Committee
                                        Elliot Levine, Chairman
                                        Ronald Macklin
                                        Philip Palmedo

Performance Graph

     The following graph compares total shareholder returns from April 30, 2001 through April 30, 2006 to the Standard & Poor's 500 Index ("S&P 500") and to the Dow Jones U.S. Real Estate Index Fund ("DJ Real Estate Index"). The graph assumes that the value of the investment in the Company's Common Stock and in the S&P 500 and DJ Real Estate Index indices was $100 at April 30, 2001 and that all dividends were reinvested. The price of the Company's Common Stock on April 30, 2001 (on which the graph is based) was $16.70. The shareholder return shown on the following graph is not necessarily indicative of future performance.


                 Comparison of Five Year Cumulative Total Return
                        Fiscal Year Ended April 30, 2006


                                [GRAPHIC OMITTED]

                                               Period Ending
                       ---------------------------------------------------------------
Index                  04/30/01   04/30/02   04/30/03   04/30/04   04/30/05   04/30/06
-----                  --------   --------   --------   --------   --------   --------
Gyrodyne                 100.00     101.44     101.20     164.64     243.88     283.68
S&P 500                  100.00      87.37      75.75      93.07      98.97     114.23
DJ Real Estate Index     100.00     110.75     103.17     120.62     153.90     183.97


                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

     There was one transaction in Fiscal 2006 in which the Company was a party and in which any officer, director or beneficial owner of more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a direct or indirect material interest which exceeded $60,000.

     The Company had a mortgage receivable in the original amount of $1,800,000 due from Sco Properties, Inc. which was paid in full in August, 2005. Mr. Scollan, president of Sco Properties, Inc., is considered a principal shareholder of the Company because he has beneficial ownership of 8.23% of the Company shares. The terms of the mortgage are described in greater detail in
Note 3 of the Company's consolidated financial statements for Fiscal 2006 which were included in the Company's Annual Report on Form 10-K for Fiscal 2006. The Company believes that the terms of the mortgage were no less favorable to the Company than could have been obtained from an unaffiliated third party. The Company received $15,459 in interest during Fiscal 2006 and $86,361 in the prior fiscal year. Interest payments received in Fiscal 2006 were lower than in Fiscal 2005 as the result of the payment in full of the mortgage debt in the fourth month of Fiscal 2006.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports.

     Based solely on our review of the copies of such forms received by us with respect to Fiscal Year 2006, and any written representations from reporting persons that no Forms 5 were required, the Company believes that none of the Company's executive officers, directors or ten-percent holders failed to file on a timely basis reports required by section 16(a) of the Exchange Act during Fiscal 2006 or prior fiscal years.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 2)

     The Board of Directors, upon the recommendation of the Audit Committee, which is comprised entirely of independent directors, has appointed the accounting firm of Holtz Rubenstein Reminick LLP ("Holtz Rubenstein") as independent public accountants of the

Company and its subsidiaries for the current Fiscal Year. The appointment of Holtz Rubenstein has been ratified by the shareholders every year since 1990. The Board is requesting ratification of Holtz Rubenstein as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants. The report of Holtz Rubenstein with respect to the Company's financial statements appears in the Company's annual report for Fiscal Year 2006.

     In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for Fiscal Year 2007 will be permitted to stand unless the Board finds other reasons for making the change.

     Audit Fees. Audit fees with out-of-pocket expenses billed or expected to be billed to the Company by Holtz Rubenstein for professional services rendered for the audit of the Company's financial statements for the fiscal year ended April 30, 2006 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-QSB for Fiscal Year 2006 totaled $51,600 and for Fiscal Year 2005 totaled $43,100.

     Audit-Related Fees. Audit-related fees, consisting of aggregate fees billed for assurance and related services by Holtz Rubenstein that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported under "Audit Fees" totaled $3,500 in Fiscal Year 2006 and totaled $7,444 for Fiscal Year 2005. These fees include discussions regarding Sarbanes Oxley compliance and consultations regarding the Company's limited partnership interest in Callery-Judge Grove.

     Tax Fees. Aggregate fees billed for professional services rendered by Holtz Rubenstein for tax compliance, tax planning and tax advice totaled $29,000 in Fiscal Year 2006 and $22,900 in Fiscal Year 2005. These fees relate primarily to the preparation of corporate tax returns, consultation regarding the proceedings relating to the condemnation of a portion of the Company's Flowerfield property and the Company's conversion to REIT status.

     All Other Fees. Other fees, consisting of aggregate fees billed for the audit of the Company's Defined Benefit Pension Plan, totaled $11,200 in Fiscal Year 2006 and totaled $10,000 for Fiscal Year 2005.

     None of the services performed by Holtz Rubenstein for the Company were performed by non full time Holtz Rubenstein employees.

     Our Audit Committee has determined not to adopt any blanket pre-approval policies or procedures. Instead, the Committee will review each service on a case-by-case basis before approving the engagement of Holtz Rubenstein for audit or permissible non-audit services.

     The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

     A representative of Holtz Rubenstein is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available at a designated time during the Annual Meeting to respond to appropriate questions.

         --------------------------------------------------------------

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
         VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF HOLTZ RUBENSTEIN
      REMINICK LLP AS INDEPENDENT AUDITORS. THIS IS IDENTIFIED AS ITEM 2 ON
                            THE ENCLOSED PROXY CARD.

         --------------------------------------------------------------

                              FINANCIAL STATEMENTS

     Accompanying this Proxy Statement is the Annual Report for Fiscal Year ended April 30, 2006 which includes audited Balance Sheets, for each of the two most recent fiscal years, and Statements of Operations and Cash Flows for each of the three most recent fiscal years.

                           2007 SHAREHOLDER PROPOSALS

     If a shareholder wishes to have a particular proposal considered by the Board for inclusion in the Company's Proxy Statement for an Annual Meeting of Shareholders, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, shareholders who wish to submit their proposals for inclusion in the Company's proxy statement for next year's annual meeting must deliver such proposals to the Corporate Secretary on or before July 13, 2007. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the SEC's rule. Proposals should be addressed to the Secretary of the Company, Gyrodyne Company of America, Inc., 1 Flowerfield, Suite 24, Saint James, New York 11780.

     In order for a shareholder nomination or proposal to be raised from the floor during the 2007 Annual Meeting of Shareholders, the Company's by-laws require that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is held more than 30 days before, or more than 60 days after, the anniversary of the prior year's meeting date, or if the number of directors is changed). For the 2007 Annual Meeting of Shareholders, the written notice must be given not later than August 9, 2007 and no earlier than July 10, 2007. The shareholder's written notice must contain (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the shareholder's name and record address and (iv) the class and number of shares of Company Common Stock that is beneficially owned. Shareholders proposing nominees for election to the Board of Directors must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding Common Stock. Nominations and proposals should be submitted in writing to the Secretary of the Company, Gyrodyne Company of America, Inc., 1 Flowerfield, Suite 24, Saint James, New York 11780, who will submit them to the Board for its consideration.


                     BY ORDER OF THE BOARD OF DIRECTORS


                     Peter Pitsiokos
                     Corporate Secretary

                                   Appendix 1

                        GYRODYNE COMPANY OF AMERICA, INC.

                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 7, 2006

                                 Revocable Proxy

                 PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby designates Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GYRODYNE COMPANY OF AMERICA, INC. to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on Thursday, December 7, 2006 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. As to any other matter, the proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.

     SIGN BELOW - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

Dated __________________________      Signature_______________________________


                                      Signature_______________________________

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Receipt of the Proxy Statement and Annual Report is hereby acknowledged.


           A vote FOR Item 1 is recommended by the Board of Directors.

1. To elect three directors to serve for a term of three years and until their successors shall be elected and shall qualify:

     Paul L. Lamb          Term Expiring 2009     [ ]  FOR    [ ]  WITHHELD
     Nader G.M. Salour     Term Expiring 2009     [ ]  FOR    [ ]  WITHHELD
     Richard B. Smith      Term Expiring 2009     [ ]  FOR    [ ]  WITHHELD

           A vote FOR Item 2 is recommended by the Board of Directors.

2. To ratify the engagement of Holtz Rubenstein Reminick LLP as Certified Public Accountants for the current fiscal year.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN